Exhibit 99.1

Eightco Holdings Inc. ($ORBS) Expands its Strategic Vision into the Enterprise

Company announces new initiative to bring authentication to the enterprise, solving trust and verification at scale

Eightco will serve as the global authentication and trust layer that corporations rely on

The Company is supported by a select group of strategic and institutional investors including: BitMine (BMNR), MOZAYYX, World Foundation, Wedbush, Coinfund, Discovery Capital Management, FalconX, Kraken, Pantera, GSR, Brevan Howard and more

EASTON, PA., October 10, 2025 /PRNewswire/ — Eightco Holdings Inc. (NASDAQ: ORBS) today announced the launch of a new pilot program focused on advancing AI authentication for the enterprise. The initiative will identify and develop innovative approaches to address emerging identity and verification challenges as enterprises scale their use of AI.

Through strategic investments and partnerships, in addition to a first-of-its-kind Worldcoin treasury, Eightco is driving the development of a universal framework for digital identity and authentication.

“With trillions of dollars being invested in AI, the lack of scalable human-proof authentication has become a critical enterprise challenge,” said Dan Ives, Chairman of Eightco Holdings Inc. ($ORBS). “Over the last month, we’ve heard from many enterprise technology vendors that are seeking secure, verifiable identity solutions as they scale AI workloads and applications. Our new program will help companies analyze single sign-on capabilities and verification pathways across this expanding digital landscape. We’re excited to collaborate with tech partners tackling these challenges, as authentication and trust are the foundation of Eightco’s long-term strategic vision.”

ABOUT EIGHTCO HOLDINGS INC.

Eightco Holdings Inc. (NASDAQ: ORBS) supports and develops technology that is integral to the future of authentication, verification and Proof of Human (PoH) through its strategic investments and partnerships, including a first-of-its-kind Worldcoin treasury strategy. In an increasingly agentic world, Eightco aims to achieve a universal foundation for digital identity.

For additional details, follow on X:

https://x.com/iamhuman_orbs

https://x.com/divestech

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 15, 2025. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

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